                                                                    EXHIBIT 99.5

                            ALLIANCE IMAGING, INC.,
                                   as Issuer,

                          The GUARANTORS Named Herein,
                                 as Guarantors,

                           THREE RIVERS HOLDING CORP.
                            SMT HEALTH SERVICES INC.
                              SMT INVESTMENT INC.
                          RIA MANAGEMENT SERVICES INC.
                              SMT MANAGEMENT CORP.
                         DIMENSIONS MEDICAL GROUP, INC.
                           MID AMERICAN IMAGING, INC.
                               SMT MOBILE I CORP.
                              SMT MOBILE III CORP.
                              SMT MOBILE IV CORP.
                               SMT MOBILE V CORP.
                              SMT MOBILE VI CORP.
                              SMT MOBILE VII CORP.
                             SMT MOBILE VIII CORP.
                              SMT MOBILE IX CORP.
                               SMT MOBILE X CORP.

                                 as Guarantors,

                                      and

                       IBJ WHITEHALL BANK & TRUST COMPANY

                        _______________________________



                          Fifth Supplemental Indenture

                            Dated as of May 13, 1999

                                  To Indenture

                           of Alliance Imaging, Inc.

                         Dated as of December 18, 1997

               for 9 5/8% Senior Subordinated Notes due 2005 and

         Floating Interest Rate Subordinated Term Securities due 2005

        THIS FIFTH SUPPLEMENTAL INDENTURE, dated as of May 13, 1999, among ALLIANCE IMAGING, INC., a Delaware corporation (the "Company"), each of the Guarantors named herein, as Guarantors, THREE RIVERS HOLDING CORP., SMT HEALTH SERVICES INC., SMT INVESTMENT INC., RIA MANAGEMENT SERVICES INC., SMT MANAGEMENT CORP., DIMENSIONS MEDICAL GROUP, INC., MID AMERICAN IMAGING, INC., SMT MOBILE I CORP., SMT MOBILE III CORP., SMT MOBILE IV CORP., SMT MOBILE V CORP., SMT MOBILE VI CORP., SMT MOBILE VII CORP., SMT MOBILE VIII CORP., SMT MOBILE IX CORP. and SMT MOBILE X CORP. (together, the "New Guarantors"), are subsidiaries of the Company, and IBJ Whitehall Bank and Trust Company, a New York banking corporation, as trustee (hereinafter, the "Trustee"), under the Indenture (referred to hereinafter) pursuant to which the Company issued its 9 5/8% Senior Subordinated Notes due 2005 and Floating Interest Rate Subordinated Term Securities due 2005 (collectively, the "Securities").

                                  WITNESSETH:

          WHEREAS, the Company, the Guarantors named therein, and the Trustee executed and delivered a certain Indenture, dated as of December 18, 1997, as amended by First Supplemental Indenture, dated as of January 30, 1998, by Second Supplemental Indenture, dated as of March 12, 1998, by Third Supplemental Indenture, dated as of May 19, 1998 and by Fourth Supplemental Indenture, dated as of November 13, 1998 providing for the issuance of up to an aggregate principal amount of $285,000,000 of the Securities;

          WHEREAS, the Company by appropriate action has determined that it is desirable to amend certain provisions of the Indenture; and

          WHEREAS, pursuant to the Agreement and Plan of Merger dated April 14, 1999, Three Rivers Holding Corp., a Delaware corporation, and its subsidiaries is merging with and into Alliance Imaging, Inc., a Delaware corporation; and

          WHEREAS, Section 4.18 of the Indenture provides that under certain circumstances the Company is required to cause New Guarantors to execute and deliver to the Trustee a supplemental indenture pursuant to which New Guarantors shall unconditionally guarantee all of the Company's obligations under the Securities and the Indenture on the terms set forth in the Indenture;

          NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Guarantors, the Company, the Guarantors named herein and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Securities as follows:

                                   Article I

                                   Amendment

        1.1 The New Guarantors hereby, jointly and severally with all other Guarantors, unconditionally and irrevocably guarantee, on a senior subordinated basis, the

Company's obligations under the Indenture and the Securities on the terms and subject to the conditions set forth in Article Eleven of the Indenture.

        1.2 Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Fifth Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.



                                  Article II

                            Miscellaneous Provisions

        2.1 For all purposes of this Fifth Supplemental Indenture, except as otherwise defined or unless the context otherwise requires, capitalized terms used herein and not defined herein shall have the meaning specified in the Indenture.

        2.2 THIS FIFTH SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

        2.3 All provisions in this Fifth Supplemental Indenture respecting the Company shall bind or inure to the benefit of (as the case may be) the Company, its successors or assigns.

        2.4 The recitals contained herein shall be taken as the statements of the Company and the Guarantors and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity of this Fifth Supplemental Indenture.

        2.5 This Fifth Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Fifth Supplemental Indenture to be duly executed as of the date first above written.



                              ALLIANCE IMAGING, INC.


                              By:     /S/ Russell D. Phillips
                                  Name: Russell D. Phillips
                                  Title:  Secretary


                              ALLIANCE IMAGING OF OHIO, INC.,
                               as Guarantor


                              By:     /S/ Russell D. Phillips
                                  Name: Russell D. Phillips
                                  Title:   Secretary


                              ALLIANCE IMAGING OF MICHIGAN, INC.,
                               as Guarantor


                              By:     /S/ Russell D. Phillips
                                  Name: Russell D. Phillips
                                  Title:   Secretary


                              ROYAL MEDICAL HEALTH SERVICES, INC.,
                               as Guarantor


                              By:     /S/ Russell D. Phillips
                                  Name: Russell D. Phillips
                                  Title:   Secretary


                              [SIGNATURES CONTINUED ON NEXT PAGE]

                              ALLIANCE IMAGING OF CENTRAL
                              GEORGIA, INC., as Guarantor


                              By:     /S/ Russell D. Phillips
                                  Name: Russell D. Phillips
                                  Title:   Secretary


                              MOBILE TECHNOLOGY INC., as Guarantor


                              By:   /S/ Russell D. Phillips
                                  Name: Russell D. Phillips
                                  Title:   Secretary


                              MEDICAL DIAGNOSTICS, INC., as Guarantor


                              By:   /S/ Russell D. Phillips
                                  Name: Russell D. Phillips
                                  Title:   Secretary


                              CENTRAL MASSACHUSETTS MRI SERVICES, INC., as
                              Guarantor


                              By:   /S/ Russell D. Phillips
                                  Name: Russell D. Phillips
                                  Title:   Clerk



                              [SIGNATURES CONTINUED ON NEXT PAGE]

                              WESTERN MASSACHUSETTS MAGNETIC RESONANCE SERVICES, INC., as Guarantor


                              By:   /S/ Russell D. Phillips
                                  Name: Russell D. Phillips
                                  Title:   Clerk


                              EMBARCADERO HOLDING CORP. I, as Guarantor

                              By: ALLIANCE IMAGING MANAGEMENT, INC., as
                              successor by merger

                              By:   /S/ Russell D. Phillips
                                  Name: Russell D. Phillips
                                  Title:   Secretary


                              EMBARCADERO HOLDING CORP. II, as Guarantor

                              By: ALLIANCE IMAGING CENTERS, INC., as successor by merger

                              By:   /S/ Russell D. Phillips
                                  Name: Russell D. Phillips
                                  Title:   Secretary


                              CURACARE, INC., as Guarantor


                              By:   /S/ Russell D. Phillips
                                  Name: Russell D. Phillips
                                  Title:   Secretary


                              [SIGNATURES CONTINUED ON NEXT PAGE]

                              THREE RIVERS HOLDING CORP., as Guarantor


                              By:   /S/ Russell D. Phillips
                                  Name: Russell D. Phillips
                                  Title:   Secretary

                              SMT HEALTH SERVICES INC., as Guarantor


                              By:   /S/ Russell D. Phillips
                                  Name: Russell D. Phillips
                                  Title:   Assistant Secretary


                              SMT INVESTMENT INC., as Guarantor


                              By:   /S/ Russell D. Phillips
                                  Name: Russell D. Phillips
                                  Title:   Secretary

                              RIA MANAGEMENT SERVICES INC., as Guarantor


                              By:   /S/ Russell D. Phillips
                                  Name: Russell D. Phillips
                                  Title:   Secretary


                              SMT MANAGEMENT CORP., as Guarantor


                              By:   /S/ Russell D. Phillips
                                   Name: Russell D. Phillips
                                   Title:   Secretary


                              [SIGNATURES CONTINUED ON NEXT PAGE]

                              DIMENSIONS MEDICAL GROUP, INC., as Guarantor


                              By:   /S/ Russell D. Phillips
                                  Name: Russell D. Phillips
                                  Title:   Secretary


                              MID AMERICAN IMAGING, INC. , as Guarantor


                              By:   /S/ Russell D. Phillips
                                  Name: Russell D. Phillips
                                  Title:   Secretary


                              SMT MOBILE I CORP.


                              By:   /S/ Russell D. Phillips
                                  Name:  Russell D. Phillips
                                  Title:  Secretary


                              SMT MOBILE III CORP.


                              By:   /S/ Russell D. Phillips
                                  Name:  Russell D. Phillips
                                  Title:  Secretary

                              SMT MOBILE IV CORP.


                              By:   /S/ Russell D. Phillips
                                  Name:  Russell D. Phillips
                                  Title:  Secretary

                              [SIGNATURES CONTINUED ON NEXT PAGE]

                              SMT MOBILE V CORP.


                              By:   /S/ Russell D. Phillips
                                  Name:  Russell D. Phillips
                                  Title:  Secretary


                              SMT MOBILE VI CORP.


                              By:   /S/ Russell D. Phillips
                                  Name:  Russell D. Phillips
                                  Title:  Secretary


                              SMT MOBILE VII CORP.


                              By:   /S/ Russell D. Phillips
                                  Name:  Russell D. Phillips
                                  Title:  Secretary


                              SMT MOBILE VIII CORP.


                              By:   /S/ Russell D. Phillips
                                  Name:  Russell D. Phillips
                                  Title:  Secretary


                              SMT MOBILE IX CORP.


                              By:   /S/ Russell D. Phillips
                                  Name:  Russell D. Phillips
                                  Title:  Secretary

                              [SIGNATURES CONTINUED ON NEXT PAGE]

                              SMT MOBILE X CORP.


                              By:   /S/ Russell D. Phillips
                                  Name:  Russell D. Phillips
                                  Title:  Secretary

                              IBJ WHITEHALL BANK & TRUST COMPANY,
                              as Trustee


                              By:    /S/ Terence Rawlins
                                  Name: Terence Rawlins
                                  Title:   Assistant Vice President